AMENDMENT NO. 1, dated as of January 29, 2013 (this “Amendment”), to the LETTER OF CREDIT FACILITY AGREEMENT, dated as of November 30, 2011, as amended, supplemented, amended and restated or otherwise modified from time to time (the “Facility Agreement”) among EDUCATION MANAGEMENT LLC, a Delaware limited liability company (“Borrower”), EDUCATION MANAGEMENT HOLDINGS LLC, a Delaware limited liability company (“Holdings”), the Grantor Subsidiaries, each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Issuing Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Facility Agreement.
WHEREAS, Section 10.5 of the Facility Agreement permits the Facility Agreement to be amended from time to time;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.	Amendment.
As of the Amendment No. 1 Effective Date (as defined below), the Facility Agreement shall be amended as follows:
(a)The fifth paragraph under “Recitals” shall be replaced in its entirety with the following:
“WHEREAS, the Cash Collateral shall not be subject to withdrawal from any Cash Collateral Account for any purpose whatsoever (other than by Administrative Agent to reimburse Issuing Bank for drawings under a Letter of Credit in accordance with Section 2.4(d), to pay interest and fees payable hereunder or to satisfy other Obligations in accordance with Section 8.3(b), or by Bank of America as deposit bank to pay its customary fees and charges in respect of the Cash Collateral Accounts) and shall not otherwise be available to Holdings or any Subsidiary, except upon the payment in full of all Obligations, termination of all Commitments and the termination or expiration of all Letters of Credit and except that (i) Cash Collateral shall be transferred from the Borrower Cash Collateral Account to Subsidiary Cash Collateral Accounts in accordance with Section 2.12(c), (ii) Cash Collateral may be reallocated among the Subsidiary Cash Collateral Accounts on one occasion after the Amendment No. 1 Effective Date upon prior written notice to the Administrative Agent and (iii) upon or following permanent reduction of the Commitments in accordance with Section 2.13(a), the Cash Collateral may be reduced at the written request of the Borrower to an aggregate amount not less than 105% of the Commitments after giving effect to such reduction (such reduction to be allocated among the Subsidiary Cash Collateral Accounts as directed by the Borrower or, if the Borrower does not elect, ratably among the Subsidiary Cash Collateral Accounts, subject, in either case, to such adjustment as the Administrative Agent determines appropriate for administrative purposes).”
(b)The definition of “Maturity Date” in the Facility Agreement is hereby amended by replacing each of “the second anniversary of the Closing Date” and “such second anniversary” with “July 8, 2014”.
(c)The definition of “Subsidiary Cash Collateral Account” in the Facility Agreement is hereby amended by adding “of a Grantor Subsidiary” after “(ii) which account”.
(d)The definition of “Subsidiary Control Agreement” in the Facility Agreement is hereby amended by replacing “Borrower” with “such Grantor Subsidiary”.
(e)Section 2.4(a)(iv) shall be replaced in its entirety with the following:
“in no event shall any Letter of Credit have an expiration date later than the earlier of (1) five (5) Business Days prior to the Maturity Date and (2) unless otherwise agreed by Issuing Bank, the date which is eighteen (18) months from the date of issuance of such Letter of Credit; and”
(f)Section 2.12(e) shall be replaced in its entirety with the following:
“Each Credit Party agrees and acknowledges that Cash Collateral shall not be subject to withdrawal from any Cash Collateral Account for any purpose whatsoever (other than by Administrative Agent to reimburse Issuing Bank for drawings under a Letter of Credit in accordance with Section 2.4(d), to pay interest and fees payable hereunder or to satisfy other Obligations in accordance with Section 8.3(b), or by Bank of America as deposit bank to pay its customary fees and charges in respect of the Cash Collateral

Accounts) and shall not otherwise be available to Holdings or any Subsidiary, except upon the payment in full of all Obligations, termination of all Commitments and the termination or expiration of all Letters of Credit and except that (i) Cash Collateral shall be transferred from the Borrower Cash Collateral Account to Subsidiary Cash Collateral Accounts in accordance with Section 2.12(c), (ii) Cash Collateral may be reallocated among the Subsidiary Cash Collateral Accounts on one occasion after the Amendment No. 1 Effective Date upon prior written notice to the Administrative Agent and (iii) upon or following permanent reduction of the Commitments in accordance with Section 2.13(a), the Cash Collateral may be reduced at the written request of the Borrower to an aggregate amount not less than 105% of the Commitments after giving effect to such reduction (such reduction to be allocated among the Subsidiary Cash Collateral Accounts as directed by the Borrower or, if the Borrower does not elect, ratably among the Subsidiary Cash Collateral Accounts, subject, in either case, to such adjustment as the Administrative Agent determines appropriate for administrative purposes).”

Section 2.	Representations and Warranties.
Each of Holdings and the Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 1 Effective Date (as defined below) that:
(a)Before and after giving effect to this Amendment, the representations and warranties contained in the Facility Agreement and in the other Credit Documents are true and correct in all material respects on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date.
(b)At the time of and before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.	Conditions to Effectiveness.
This Amendment shall become effective as of the date (the “Amendment No. 1 Effective Date”) when each of the following conditions is satisfied:
(a)The Administrative Agent (or its counsel) shall have received from (i) each Lender and (ii) each of the other parties hereto, a counterpart of this Amendment signed on their behalf.
(b)All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent.
(c)The Borrower shall have delivered to the Administrative Agent an Officer's Certificate, in form and substance reasonably satisfactory to the Administrative Agent, stating that the representations and warranties in Section 2 of this Amendment shall be true and correct.
(d)All fees and reasonable, documented, out-of-pocket expenses payable on or before the Amendment No. 1 Effective Date by the Borrower to Bank of America, N.A. (or its Affiliates) in connection with this Amendment shall have been paid, including the reasonable fees, charges and disbursements of counsel.
(e)The Administrative Agent shall have received for each Credit Party (i) copies of the Organization Documents of such Credit Party or, in the alternative (other than in the case of the Borrower), certifying that such Organization Documents have not been amended since the Closing Date (with respect to Holdings) or March 30, 2012 (with respect to each Grantor Subsidiary) and are in full force and effect; (ii) signature and incumbency certificates of the officers of such Credit Party executing the Credit Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of such Credit Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment No.1 Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of such Credit Party's jurisdiction of incorporation, organization or formation dated a recent date prior to Amendment No.1 Effective Date; and delivery of each of the items in clauses (i) through (iv) above with respect to a Credit Party shall satisfy the requirements for such Credit Party under Section 3.2(a) of the Facility Agreement for the first Credit Extension after the Amendment No. 1 Effective Date.

(f)The Administrative Agent shall have received the written opinions of (i) Simpson Thacher & Bartlett LLP, counsel for the Credit Parties, and (ii) J. Devitt Kramer, in-house counsel for the Borrower, each in form and substance reasonably satisfactory to the Administrative Agent; and delivery of each such opinion shall satisfy the requirement of each such counsel to deliver an opinion under Section 3.2(h) for the first Credit Extension after the Amendment No. 1 Effective Date (to the extent covering the Credit Parties that would be required to be covered with respect to such Credit Extension).
The Administrative Agent will confirm to the Borrower the completion of the conditions set forth in Section 3(a)(i), (b), (d), (e) and (insofar as calling for the satisfaction of the Administrative Agent) (c) and (f) of this Amendment.

Section 4.	Grantor Subsidiary Joinders.
The Borrower shall deliver a Grantor Subsidiary Joinder dated as of the date hereof in accordance with the Facility Agreement pursuant to which the signatories thereto shall become Grantor Subsidiaries for all purposes of the Facility Agreement.

Section 5.	Grantor Subsidiary Reaffirmation.
Each Grantor Subsidiary hereby consents to this Amendment and hereby confirms and agrees that (a) each Credit Document to which it is a party is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, and (b) the Liens granted by such Grantor Subsidiary on all Grantor Subsidiary Collateral continue to secure the payment of all of the Obligations.

Section 6.	Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.	Applicable Law.
THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 8.	Headings.
The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.	Effect of Amendment.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Facility Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Facility Agreement or any other provision of the Facility Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EDUCATION MANAGEMENT LLC, as Account Party
By

Name:
Title:

EDUCATION MANAGEMENT HOLDINGS LLC, as Holdings and Guarantor
By

Name:
Title:

MICHIANA COLLEGE EDUCATION CORPORATION
AMERICAN EDUCATION CENTERS, INC.
STAUTZENBERGER COLLEGE EDUCATION CORPORATION
THE ART INSTITUTE OF NEW YORK CITY, INC.
SOUTH UNIVERSITY, LLC
THE ART INSTITUTE OF PITTSBURGH LLC
ARGOSY EDUCATION GROUP, INC.
THE ART INSTITUTE OF CALIFORNIA -- LOS ANGELES, INC.
TAIC -- SAN DIEGO, INC.
THE NEW ENGLAND INSTITUTE OF ART, LLC
TAIC -- SAN FRANCISCO, INC.
THE ART INSTITUTE OF SEATTLE, INC.
THE ART INSTITUTE OF COLORADO, INC.
THE ART INSTITUTE OF HOUSTON, INC.
THE ART INSTITUTE OF WISCONSIN LLC
THE ILLINOIS INSTITUTE OF ART -- TINLEY PARK LLC
BROWN MACKIE COLLEGE -- ALBUQUERQUE LLC
BROWN MACKIE COLLEGE - ST. LOUIS, INC.
BROWN MACKIE COLLEGE -- BIRMINGHAM LLC
THE ART INSTITUTE OF PORTLAND, LLC
THE ILLINOIS INSTITUTE OF ART AT SCHAUMBURG, INC.
SOUTH UNIVERSITY OF CAROLINA, INC.
THE ART INSTITUTE OF CALIFORNIA -- HOLLYWOOD, INC.
BROWN MACKIE COLLEGE -- TUCSON, INC.
BROWN MACKIE COLLEGE -- MIAMI, INC.
SOUTH UNIVERSITY OF VIRGINIA, INC.
THE ART INSTITUTE OF WASHINGTON -- DULLES LLC
SOUTH UNIVERSITY OF MICHIGAN, LLC
THE ART INSTITUTE OF VIRGINIA BEACH LLC
THE ART INSTITUTE OF SAN ANTONIO, INC.
THE ILLINOIS INSTITUTE OF ART, INC.

By

Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent
By

Name:
Title:

BANK OF AMERICA, N.A., as Issuing Bank
By

Name:
Title:

BANK OF AMERICA, N.A., as a Lender
By

Name:
Title: